EXHIBIT 10.3

AMENDMENT NO. 2 TO STOCK AND NOTE PURCHASE AGREEMENT

This AMENDMENT NO. 2 TO STOCK AND NOTE PURCHASE AGREEMENT (this “Amendment”) is made and entered as of the 4th day of February, 2011, by and among Merisel, Inc., a Delaware corporation (the “Company”), Merisel Americas, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merisel Americas”) and Phoenix Acquisition Company II, L.L.C., a Delaware limited liability company (“Phoenix”).

RECITALS

WHEREAS, the Company, Merisel Americas and Phoenix are party to that certain Stock and Note Purchase Agreement, dated as of September 19, 1997 (the “Original Agreement”); and

WHEREAS, in accordance with Section 8.03 of the Original Agreement, the parties intend to amend the Original Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:

AGREEMENTS

Section 1.                   Definitions.  Defined terms used herein and not otherwise defined shall have the meanings set forth in the Original Agreement, as amended.

Section 2.                   Amendments.  The Original Agreement is hereby amended to delete Section 6.07 of the Original Agreement in its entirety.  Except as amended herein, all other terms, covenants, agreements and conditions set forth in the Original Agreement shall remain in full force and effect.

Section 3.                   Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 4.                   Titles.  The titles of the Sections of this Amendment are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 5.                   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without regard to any applicable conflicts of law.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

PHOENIX ACQUISITION COMPANY II, L.L.C.

By:	Stonington Capital Appreciation 1994 Fund, L.P. as a member

	By:	Stonington Partners, L.P., its general partner

	By:	Stonington Partners, Inc. II, its general partner

By:	/s/ Bradley Hoecker
	Name:	Bradley Hoecker
	Title:	Director and Partner

MERISEL, INC.

By:	/s/ Donald R. Uzzi
	Name:	Donald R. Uzzi
	Title:	Chairman of the Board, Chief Executive Officer and President

MERISEL AMERICAS, INC.

By:	/s/ Donald R. Uzzi
	Name:	Donald R. Uzzi
	Title:	President